UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

Casa Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38324	75-3108867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old River Road,
Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 688-6706

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CASSQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth below in Item 2.01 in this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Casa Systems, Inc. (the “Company”), with the Securities and Exchange Commission (the “SEC”) on April 3, 2024, the Company and certain of its subsidiaries (collectively, the “Sellers”) entered into an asset purchase agreement (the “Cloud/RAN APA”) with Lumine Group US Holdco Inc. (“Lumine”) on April 2, 2024 for the sale and purchase of the Sellers’ cloud-native software portfolio, radio access networks business and related assets, and on April 3, 2024, the Company and certain of its affiliates (collectively, the “Debtors”) filed for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) commencing their chapter 11 cases (the “Chapter 11 Cases”). Under the Cloud/RAN APA, as amended by that certain Amendment No. 1 to Asset Purchase Agreement, dated April 25, 2024, among the Sellers and Lumine (the “Amendment”), Lumine agreed, subject to the terms and conditions of the Cloud/RAN APA, as amended, to purchase the Transferred Assets and assume the Assumed Liabilities (each as defined in the Cloud/RAN APA) from the Sellers for $32,250,000. On April 26, 2024, the Bankruptcy Court approved the sale. On April 29, 2024, the Sellers and Lumine consummated the sale, thereby completing the disposition of the Transferred Assets and the assumption of the Assumed Liabilities.

There are no material relationships between the Seller and Lumine or any of their affiliates, other than in respect of the Cloud/RAN APA, as amended, or the transactions contemplated thereby.

The foregoing description of the Cloud/RAN APA and the Amendment does not purport to be complete and is qualified in its entirety by reference to the Cloud/RAN APA, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 3, 2024, and the Amendment, which is filed as Exhibit 10.1 hereto, each of which is incorporated by reference herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Asset Purchase Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2024	Casa Systems, Inc.

	By:	/s/ Edward Durkin
Edward Durkin
Chief Financial Officer